UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2008

FOX PETROLEUM INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-52721
(Commission File Number)

N/A
(IRS Employer Identification No.)

64 Knightsbridge, London England SW1X 7JF
(Address of principal executive offices and Zip Code)

44-207-590-9630
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) Resignation of Independent Accountant

On January 21, 2008, Amisano Hanson, Chartered Accountants, resigned as our independent accountant as a result of its merger with BDO Dunwoody LLP. Amisano Hanson merged its operations into BDO Dunwoody LLP, and certain professional staff and partners joined BDO Dunwoody LLP either as employees or partners of BDO Dunwoody LLP and will continue to practice as members of BDO Dunwoody LLP.

The report of Amisano Hanson regarding our financial statements for the fiscal years ended February 28, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit of our financial statements for the two most recent fiscal years ended February 28, 2007 and 2006 and in the subsequent interim period through the date of resignation, there were no disagreements, resolved or not, with Amisano Hanson on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Amisano Hanson, would have caused Amisano Hanson to make reference to the subject matter of the disagreement in connection with its report on the financial statements for such years.

We provided Amisano Hanson with a copy of this current report on Form 8-K prior to our filing with the Securities and Exchange Commission, and requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made in this current report, and if not, stating the aspects with which it does not agree. A copy of the letter provided from Amisano Hanson stating that it agreed with the disclosure contained herein is filed as Exhibit 16.1 to this current report on Form 8-K.

(b) Engagement of Independent Accountant.

Concurrent with the resignation of Amisano Hanson, we engaged BDO Dunwoody LLP, as our independent accountant. Prior to engaging BDO Dunwoody LLP, we have not, nor has any person on our behalf, consulted with BDO Dunwoody LLP regarding either the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements, nor has BDO Dunwoody LLP provided to us a written or oral advice that was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue. The engagement of BDO Dunwoody LLP was approved by our board of directors.

Item 9.01. Financial Statements and Exhibits.

16.1	Letter from Amisano Hanson, Chartered Accountants, dated February 19, 2008

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOX PETROLEUM INC.

Per: /s/ Alexander Craven

Alexander Craven
Director

March 18, 2008